                                                                    EXHIBIT 99.4

Debtor:  Lason International, Inc.               Case #: 01-11494
                                                 Reporting Period: February 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


                                                                                                                CUMULATIVE FILING TO
REVENUES                                                                                              MONTH             DATE
Gross Revenues
Less:  Returns and Allowances
Net Revenue                                                                                               0                       0
COST OF GOODS SOLD
Beginning Inventory
Add:  Purchases
Add:  Cost of Labor
Add:  Other Direct Costs (attach schedule)
Less:  Ending Inventory
Cost of Goods Sold                                                                                        0                       0
Gross Profits                                                                                             0                       0
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation                                                              0                       0
Depreciation/Depletion/Amortization
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                                          0                       0
OTHER INCOME AND EXPENSES
Other income (attach schedule)                                                                      -32,012                 -99,700
Interest Expense
Other Expense (attach schedule)
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                                        32,012                  99,700
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                                             0                       0
Income Taxes
NET PROFIT (LOSS)                                                                                    32,012                  99,700

Debtor:  Lason International, Inc.              Case #: 01-11494
                                                Reporting Period:  February 2002

                  STATEMENT OF OPERATIONS - CONTINUATION SHEET

                                                                                                                CUMULATIVE FILING
BREAKDOWN OF "OTHER" CATEGORY                                                                        MONTH           TO DATE
OTHER DIRECT COSTS


OTHER OPERATIONAL EXPENSES




OTHER INCOME
9100 Interest Income - Non-debtor subsidiary - Lason Canada, Inc.                                 -32,012               -99,700

OTHER EXPENSES


OTHER REORGANIZATION EXPENSES


REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re:  Lason International, Inc.               Case #: 01-11494
                                                Reporting Period:  February 2002

                                 BALANCE SHEET

                                   ASSETS                                BOOK VALUE AT END OF                BOOK VALUE ON PETITION
                                                                        CURRENT REPORTING MONTH                      DATE

CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                                      -                                  -
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                                -                                  -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                   50,050,204                         49,950,504
TOTAL OTHER ASSETS                                                               50,050,204                         49,950,504

TOTAL ASSETS                                                                     50,050,204                         49,950,504

                        LIABILITIES AND OWNER EQUITY                     BOOK VALUE AT END OF                BOOK VALUE ON PETITION
                                                                        CURRENT REPORTING MONTH                      DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                            -                                  -
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                            -                                  -

TOTAL LIABILITIES                                                                         -                                  -
OWNER EQUITY
Capital Stock                                                                             -                                  -
Additional Paid-In Capital                                                       48,529,372                         48,529,372
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                  1,421,132                          1,421,132
Retained Earnings - Postpetition                                                     99,700
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                 50,050,204                         49,950,504
TOTAL LIABILITIES AND OWNERS' EQUITY                                             50,050,204                         49,950,504

                                                                                         (0)

In re:  Lason International, Inc.                               Case #: 01-11494
                                                Reporting Period:  February 2002


                       BALANCE SHEET - CONTINUATION SHEET

                                  ASSETS                               BOOK VALUE AT END OF                BOOK VALUE ON PETITION
Other Current Assets                                                  CURRENT REPORTING MONTH                      DATE



Other Assets

Miscellaneous Receivable                                                            64,085                         1,021,428
Investment in Canada                                                            27,024,008                        18,831,020
Investment in MR                                                               153,080,332                                 -
Due to/from Subsidiaries                                                      (134,919,204)                       24,423,456
Long Term Note Receivable - Canada                                               4,800,983                         5,674,600


                                                                                50,050,204                        49,950,504

                       LIABILITIES AND OWNER EQUITY                      BOOK VALUE AT END OF                BOOK VALUE ON PETITION
                                                                        CURRENT REPORTING MONTH                      DATE

Other Postpetition Liabilities



Adjustments to Owner Equity


Post petition Contributions (Distributions) (Draws)